--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 27, 2001


                          Allied Waste Industries, Inc.
               (Exact name of registrant as specified in charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


          0-19285                                      88-0228636

 (Commission File Number)                  (IRS Employer Identification No.)


 15880 N. Greenway-Hayden Loop, Suite 100
            Scottsdale, Arizona                          85260
 (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700

                                 Not Applicable
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Item 5. Other Events

On February 27, 2001 Allied Waste Industries, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2000. The press release along with unaudited supplemental data and a summary of events subsequent to December 31, 2000 is provided herein.

Contact:  Michael Burnett
           480-627-2785


                                                          FOR IMMEDIATE RELEASE


               ALLIED WASTE ANNOUNCES FOURTH QUARTER 2000 RESULTS

Scottsdale, AZ - February 27, 2001 - Allied Waste Industries, Inc. (NYSE: AW) today announced financial results for the fourth quarter and year ended December 31, 2000. The Company highlighted the following fourth quarter information:

|X|  Adjusted EPS was $0.22, an increase of 22% over the fourth quarter of 1999;

|X|  Adjusted cash EPS was $0.44;

|X|  Adjusted free cash flow was $125.0 million;

|X| Adjusted EBITDA was $507.2 million, an increase of 9% over the fourth quarter of 1999, on revenues of $1.393 billion;

|X| Debt was reduced by $90.4 million in the fourth quarter to approximately $9.65 billion.

For the fourth quarter ended December 31, 2000, EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted for acquisition-related costs, was $507.2 million. Adjusted net income available to common shareholders was $41.7 million, or $0.22 per share, on revenues of $1.393 billion. The adjusted results for the fourth quarter ended December 31, 2000 exclude the after-tax effects of acquisition-related costs. These charges decreased earnings per share by $0.12 in the fourth quarter. Adjusted cash EPS (adjusted earnings per share plus after-tax goodwill amortization) was $0.44.

Adjusted free cash flow was $125.0 million for the quarter ended December 31, 2000 and $567.3 million for the year ended December 31, 2000. Adjusted free cash flow is defined as adjusted EBITDA plus other non-cash expenses, less cash interest, cash taxes, closure, post-closure and environmental expenditures, capital expenditures (other than for acquisitions) and changes in non-acquisition related working capital. During the fourth quarter, total debt decreased by $90.4 million to approximately $9.65 billion at December 31, 2000.

For the year ended December 31, 2000, EBITDA adjusted for acquisition-related and unusual costs was $2.010 billion on revenues of $5.707 billion. Adjusted net income available to common shareholders was $163.9 million or $0.86 per share and adjusted cash EPS was $1.74.

"The results of the fourth quarter confirm that we achieved or exceeded our 2000 goals for adjusted EBITDA, free cash flow and debt reduction," said Tom Van Weelden, Chairman and CEO of Allied Waste. "In spite of areas of severe weather and some general softening in the economy during the fourth quarter, we continue to see strength in the core business and favorable retention rates for our pricing initiatives. The generation of over $567 million of adjusted free cash flow in 2000 is a direct result of focused operations and disciplined cash management by our team."

Allied Waste will be hosting a conference call related to the fourth quarter earnings on Wednesday, February 28th at 9:00 am EST which will be broadcast live over the Internet on our website at www.alliedwaste.com. A playback of the call will be available on our site after the call. We have also filed supplemental data on Form 8-K that is accessible on our website or through the SEC EDGAR System.

Allied Waste Industries, Inc., a leading waste services company, provides collection, recycling and disposal services to residential, commercial and industrial customers in the United States. As of December 31, 2000, the Company operated 338 collection companies, 151 transfer stations, 164 active landfills and 75 recycling facilities in 40 states.

Safe Harbor for Forward-Looking Statements
Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as the Company "believes," "anticipates," "expects" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are forward-looking statements.

Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Examples of such risks and uncertainties include, without limitation, the ability of Allied to continue its vertical integration business strategy in a successful manner; the ability of Allied to successfully pursue and continue a disciplined market development program, the ability of Allied to successfully integrate acquired operations, the ability of Allied to exit certain regional markets and certain non-strategic businesses, whether and when the recent transactions concluded or completed will be accretive to Allied's earnings, whether Allied will be successful in completing asset sales at a pace sufficient to achieve the Company's stated goal, the effects of commodity price fluctuations of materials processed by Allied and the effects of an economic downturn and its ability to price for economics.

Other factors which could materially affect such forward-looking statements can be found in the Company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in Management's Discussion and Analysis in Allied's Form 10-K for the year ended December 31, 1999. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.



                                                        ALLIED WASTE INDUSTRIES, INC.
                                                    CONSOLIDATED STATEMENTS OF OPERATIONS
                                                (amounts in thousands, except per share data)


                                         For the Three Months Ended                            For the Three Months Ended
                                              December 31, 2000                                     December 31,1999
                         ------------------------------------------------------ ----------------------------------------------------
                                                                       % of                                                  % of
                           Reported    Adjustments(1)  As Adjusted    Revenue     Reported    Adjustments(1) As Adjusted   Revenue
                         ------------- -------------- -------------- ---------- ------------- -------------- ------------- ---------
Revenue..................$  1,392,607  $         --  $   1,392,607      100.0%  $  1,384,040  $         --   $  1,384,040    100.0%
Cost of operations.......     785,827            --        785,827       56.4        826,245            --        826,245     59.7
Selling, general and
  administrative expenses      99,614            --         99,614        7.2         92,097            --         92,097      6.7
Depreciation and
  amortization...........     107,973            --        107,973        7.8        104,838            --        104,838      7.6
Goodwill amortization....      58,350            --         58,350        4.2         52,845            --         52,845      3.8
                         ------------- -------------- --------------            ------------- -------------- -------------
  Operating income before
   acquisition related
and                           340,843            --        340,843       24.5        308,015            --        308,015     22.3
   unusual costs.........
Acquisition related and
  unusual costs..........      21,810       (21,810)            --                    39,082       (39,082)            --
                         ------------- -------------- --------------            ------------- -------------- -------------
  Operating income.......     319,033        21,810        340,843       24.5        268,933        39,082        308,015     22.3
Equity in earnings of
  unconsolidated
  subsidiaries...........     (12,807)           --        (12,807)      (0.9)        (9,520)            --        (9,520)    (0.7)
Interest expense, net....     223,970            --        223,970       16.1        208,512            --        208,512     15.1
                         ------------- -------------- --------------            ------------- -------------- -------------
  Net income before
   income taxes..........     107,870        21,810        129,680        9.3         69,941        39,082        109,023      7.9
Income tax expense.......      69,451        (1,276)        68,175        4.9         37,678        19,450         57,128      4.1
Minority interest........       2,159            --          2,159        0.2          1,251            --          1,251      0.1
                         ------------- -------------- --------------            ------------- -------------- -------------
  Net income.............      36,260        23,086         59,346        4.3         31,012        19,632         50,644      3.7
Preferred dividends......      17,623            --         17,623        1.3         16,567            --         16,567      1.2
                         ------------- -------------- --------------            ------------- -------------- -------------
  Net income to common
   shareholders..........$     18,637  $     23,086   $     41,723        3.0   $     14,445  $     19,632   $     34,077      2.5
                         ============= ============== ==============            ============= ============== =============

Income per common
  share..................$      0.10                  $       0.22              $       0.08                 $       0.18
                         =============                ==============            =============                =============

Cash income per common
  share(2)...............$      0.35                  $       0.44              $       0.33                 $       0.41
                         =============                ==============            =============                =============

Weighted average
  common and common
  equivalent shares......     192,737                      192,737                   189,732                      189,732
                         =============                ==============            =============                =============


------------------------------------------------------------------------------------------------------------------------------------

EBITDA                   $    485,356                 $    507,166       36.4%  $    426,616                 $    465,698     33.6%

------------------------------------------------------------------------------------------------------------------------------------

(1)  Adjustments remove the effects of the acquisition related and unusual costs.

(2)  Cash income per common share adjusts income per common share to remove the impact of tax effected goodwill amortization.



                                             ALLIED WASTE INDUSTRIES, INC.
                                         CONSOLIDATED STATEMENT OF OPERATIONS
                                    (amounts in thousands, except per share data)


                                                                             For the Twelve Months Ended
                                                                                  December 31, 2000
                                                       ----------------------------------------------------------------------
                                                                                                                   % of
                                                          Reported        Adjustments(1)      As Adjusted         Revenue
                                                       ----------------  ------------------ ----------------  ---------------
Revenue............................................    $  5,707,485      $            --    $  5,707,485         100.0%
Cost of operations.................................       3,280,027                   --       3,280,027          57.5
Selling, general and administrative expenses.......         417,558                   --         417,558           7.3
Depreciation and amortization......................         450,794                   --         450,794           7.9
Goodwill amortization..............................         223,244                   --         223,244           3.9
                                                       ----------------  ------------------ ----------------
  Operating income before acquisition related
   and unusual costs...............................       1,335,862                   --       1,335,862          23.4
Acquisition related and unusual costs..............         127,327             (127,327)             --
                                                       ----------------  ------------------ ----------------
  Operating income.................................       1,208,535              127,327       1,335,862          23.4
Equity in earnings of unconsolidated
  subsidiaries.....................................        (50,788)                   --        (50,788)         (0.9)
Interest expense, net..............................         878,155                   --         878,155          15.4
                                                       ----------------  ------------------ ----------------
  Net income before income taxes...................         381,168              127,327         508,495           8.9
Income tax expense.................................         237,540               32,639         270,179           4.7
Minority interest..................................           5,975                   --           5,975           0.1
                                                       ----------------  ------------------ ----------------
  Net income before extraordinary loss.............         137,653               94,688         232,341           4.1
Extraordinary loss, net of tax(2)..................          13,266              (13,266)             --
                                                       ----------------  ------------------ ----------------
  Net income.......................................         124,387              107,954         232,341           4.1
Preferred dividends................................          68,452                   --          68,452           1.2
                                                       ----------------  ------------------ ----------------
  Net income to common shareholders................    $     55,935      $       107,954    $    163,889           2.9
                                                       ================  ================== ================

Income per common share............................    $       0.29                         $       0.86
                                                       ================                     ================

Cash income per common share(3)....................    $       1.36                         $       1.74
                                                       ================                     ================

Weighted average common and common
  equivalent shares................................         191,122                              191,122
                                                       ================                     ================

------------------------------------------------------------------------------------------------------------------------------

EBITDA                                                 $  1,882,573                         $  2,009,900          35.2%

------------------------------------------------------------------------------------------------------------------------------

(1)     Adjustments  remove the effects of the  acquisition  related and  unusual  costs,  which  includes  $26.5  million of non-cash charges associated with the loss on asset sales.

(2)     Extraordinary  loss  reflects the non-cash  write-off of deferred debt  issuance  costs in connection  with the early extinguishment of debt.

(3)     Cash  income per  common  share  adjusts  income per  common  share to remove  the  impact of tax  effected  goodwill amortization.




                                            ALLIED WASTE INDUSTRIES, INC.
                                                 Summary Data Sheet
                                            Statement of Cash Flows Data
                                          (amounts in thousands, unaudited)

                                                                                                        Three Months Ended
                                                                                                        December 31, 2000
                                                                                                     ------------------------
Operating activities --
  Net income.....................................................................................       $          36,260
  Adjustments to reconcile net income to cash provided by operating activities --
  Provisions for:
    Depreciation and amortization................................................................                 166,323
    Non-cash acquisition related and unusual costs...............................................                     372
    Undistributed earnings of equity investment in unconsolidated subsidiaries...................                  (3,637)
    Doubtful accounts............................................................................                   5,238
    Accretion of debt and amortization of debt issuance costs....................................                  10,484
    Deferred income taxes........................................................................                  60,540
    Gain on sale of assets.......................................................................                  (1,465)
  Change in operating assets and liabilities, excluding the effects of purchase acquisitions --
    Accounts receivable, prepaid expenses, inventories and other.................................                  32,577
    Accounts payable, accrued liabilities, unearned income and other.............................                 (41,167)
    Acquisition related and non-recurring accruals...............................................                 (29,485)
  Closure and post-closure provision.............................................................                  13,282
  Closure and post-closure expenditures..........................................................                 (16,668)
  Environmental expenditures.....................................................................                 (16,052)
                                                                                                     ------------------------
Cash provided by operating activities............................................................                 216,602
                                                                                                     ------------------------

Investing activities --
    Cost of acquisitions, net of cash acquired...................................................                 (12,892)
    Proceeds from divestitures, net of cash divested.............................................                  38,634
    Accruals for acquisition price and severance costs...........................................                  (1,044)
    Capital expenditures, excluding acquisitions.................................................                 (99,581)
    Capitalized interest.........................................................................                 (12,436)
    Proceeds from sale of fixed assets...........................................................                   6,297
    Change in deferred acquisition costs and notes receivable....................................                 (38,680)
                                                                                                     ------------------------
Cash used for investing activities...............................................................                (119,702)
                                                                                                     ------------------------

Financing activities --
    Proceeds from long-term debt, net of issuance costs..........................................                 470,000
    Payments of long-term debt...................................................................                (557,419)
                                                                                                     ------------------------
Cash used for financing activities...............................................................                 (87,419)
                                                                                                     ------------------------

Increase in cash and cash equivalents............................................................                   9,481
Cash and cash equivalents, beginning of period...................................................                 112,613
                                                                                                     ------------------------
Cash and cash equivalents, end of period.........................................................       $         122,094
                                                                                                     ========================


                                                ALLIED WASTE INDUSTRIES, INC.
                                                      Summary Data Sheet
                                                      Balance Sheet Data
                                          (amounts in thousands, except per share data)

                                                                                                          December 31, 2000
                                                                                                        ----------------------
ASSETS
  Current assets --
  Cash and cash equivalents.........................................................................      $       122,094
  Accounts receivable, net of allowance of $43,099..................................................              823,259
  Prepaid and other current assets..................................................................              119,483
  Deferred income taxes, net........................................................................              206,867
                                                                                                        ----------------------
    Total current assets............................................................................            1,271,703
  Property and equipment, net.......................................................................            3,860,538
  Goodwill, net.....................................................................................            8,717,438
  Other assets, net.................................................................................              663,955
                                                                                                        ----------------------
    Total assets....................................................................................      $    14,513,634
                                                                                                        ======================



LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities --
  Current portion of long-term debt.................................................................      $        13,997
  Accounts payable..................................................................................              476,333
  Accrued closure, post-closure and environmental costs.............................................              153,226
  Accrued interest..................................................................................              165,954
  Other accrued liabilities.........................................................................              564,154
  Unearned revenue..................................................................................              226,088
                                                                                                        ----------------------
    Total current liabilities.......................................................................            1,599,752
  Long-term debt, less current portion..............................................................            9,635,124
  Deferred income taxes.............................................................................              358,637
  Accrued closure, post-closure and environmental costs.............................................              880,580
  Other long-term obligations.......................................................................              271,882
  Commitments and contingencies
  Series A senior convertible preferred stock, 1,000 shares authorized, issued and
    outstanding, liquidation preference of $1,096 per share.........................................            1,069,827
  Stockholders' equity..............................................................................              697,832
                                                                                                        ----------------------
    Total liabilities and stockholders' equity......................................................      $    14,513,634
                                                                                                        ======================


  Days Sales Outstanding:...........................................................................              51 days
                                                                                                        ======================


                                                   ALLIED WASTE INDUSTRIES, INC.
                                                         Summary Data Sheet
                                   (amounts in thousands, except per share data and percentages)
                                                            (unaudited)

Statement of Operations Data:
                                                                 Three Months               Twelve Months
                                                                    Ended                       Ended
                                                              December 31, 2000           December 31, 2000
                                                             ---------------------       ---------------------
Revenues --
    Gross revenue......................................      $       1,678,144           $       6,847,179
    Less intercompany revenue..........................               (285,537)                 (1,139,694)
                                                             ---------------------       ---------------------
      Revenue..........................................      $       1,392,607           $       5,707,485
                                                             =====================       =====================


  Revenue Mix (based on gross revenues) --
    Collection........................................                   62.5%                       61.7%
    Disposal..........................................                   29.7%                       29.1%
    Recycling..........................................                   4.5%                        5.6%
    Other..............................................                   3.3%                        3.6%
                                                             ---------------------       ---------------------
      Total...........................................                  100.0%                      100.0%
                                                             =====================       =====================

  Internalization Based on Disposal Volumes............                    65%                         63%
                                                             =====================       =====================


  Landfill Volumes in Tons.............................                 16,165                      66,798
                                                             =====================       =====================

  Internal Growth (year over year) excluding commodity                   1.1 %                        3.6%
                                                             =====================       =====================
  Internal Growth (year over year), unadjusted........                  -1.4 %                        3.6%
                                                             =====================       =====================


  Internal Growth - Year over Year:
  Price...............................................                    4.1%
  Volume...............................................                  -3.0%
                                                             ---------------------
         Total..........................................                  1.1%
                                                             =====================

  Interest Expense --
    Interest expense, gross............................      $         226,801           $         908,223
    Interest suspended for assets held for sale........                     --                     (24,808)
    Interest income....................................                   (879)                     (4,127)
    Capitalized interest for development projects.....                 (12,436)                    (45,352)
    Accretion of debt and amortization of debt issuance
     costs.............................................                 10,484                      44,219
                                                             ---------------------       ---------------------
      Net interest expense............................       $         223,970           $         878,155
                                                             =====================       =====================

  Cash EPS --
              Adjusted income before taxes (including
                minority interest)......................     $         127,521           $         502,520
   Add:       Goodwill amortization.....................                58,350                     223,244
                                                             --------------------        ---------------------
               Income before goodwill amortization......               185,871                     725,764
   Less:      Income tax provision......................               (74,010)                   (290,515)
                                                             --------------------        ---------------------
              Adjusted net income for cash EPS..........     $         111,861           $         435,249
                                                             ====================        =====================
    Weighted average common and common equivalent
  shares --
               Diluted(1)...............................               252,649                     249,618
                                                             =====================       =====================

               Cash EPS - Diluted.......................                  0.44                        1.74
                                                             =====================       =====================

(1)  Includes the dilutive impact of the conversion of the Series A senior convertible preferred stock.



                                                  ALLIED WASTE INDUSTRIES, INC.
                                                       Summary Data Sheet
                                                     (amounts in thousands)
                                                           (unaudited)

                                                                Three Months               Twelve Months
                                                                   Ended                       Ended
                                                             December 31, 2000           December 31, 2000
                                                            ---------------------       --------------------
Acquisitions --
  Annualized revenue acquired.............................  $           9,971           $         482,605
  Annualized revenue acquired (after intercompany
   eliminations)..........................................              9,971                     468,866

Divestitures --
  Annualized revenue divested.............................  $         (23,856)           $       (814,174)
  Annualized revenue divested (after intercompany
   eliminations).........................................             (23,856)                   (679,410)

Summary of Acquisition Related Charges --
  Transition costs........................................  $          15,410           $          75,176
  Net adjustments to BFI related accruals.................              6,028                      30,218
  Loss on asset sales.....................................                372                      26,486
  Reversal of acquisition related accruals................                 --                      (4,553)
                                                            ---------------------       --------------------
             Total reported acquisition related costs.....  $          21,810           $         127,327
                                                            =====================       ====================

Capital Expenditures --
  Fixed asset purchases...................................  $          48,459           $         219,018
  Cell development........................................             51,122                     170,900
                                                            ---------------------       --------------------
             Total........................................  $          99,581           $         389,918
                                                            =====================       ====================




                                       ALLIED WASTE INDUSTRIES, INC.
                                           Summary Data Sheet
                                (amounts in thousands, except percentages)
                                              (unaudited)
                                                                                          For the Three Months Ended
                                                                                              December 31, 2000
                                                                                -----------------------------------------------
                                                                                      Reported                As Adjusted
                                                                                ---------------------    ----------------------

Free Cash Flow:
            EBITDA.........................................................     $         485,356        $         507,166
            Other non-cash items:
               Closure and post-closure provision..........................                13,282                   13,282
               Doubtful accounts...........................................                 5,238                    5,238
               Gain on sale of assets......................................                (1,465)                  (1,465)
               Non-cash acquisition related and unusual costs..............                   372                       --

Less:       Cash interest..................................................              (235,572)                (235,572)
            Cash taxes.....................................................                16,257                   (6,992)
            Closure, post-closure and environmental expenditures...........               (32,720)                 (32,720)
            Capital expenditures, excluding acquisitions...................               (99,581)                 (99,581)
            Acquisition related and non-recurring expenditures.............               (29,485)                      --
            Accruals for acquisition price and severance costs.............                (1,044)                      --
            Changes in working capital.....................................                (8,590)                  (8,590)
            Remove change in accrued interest from working capital.........                 9,302                    9,302
            Remove change in accrued taxes from working capital............               (25,020)                 (25,020)
Add:        Net repayment from unconsolidated subsidiaries.................                 9,170                       --
                                                                                ---------------------    ----------------------
               Free cash flow before market development....................     $         105,500        $         125,048
                                                                                =====================    ======================

                                                                                                           From September 30
                                                                                                                through
                                                                                                             December 31,
                                                                                                                 2000
                                                                                                         ----------------------
Rollforward of Debt Balance:
            Debt balance at September 30, 2000......................................................     $       9,739,471
            Free cash flow before market development................................................              (105,500)
            Market development, divestitures and swaps, net.........................................                 6,641
            Increase in cash........................................................................                 9,481
            Accretion and other adjustments.........................................................                  (972)
                                                                                                         ----------------------
            Debt balance at December 31, 2000.......................................................     $       9,649,121
                                                                                                         ======================

                                                                                                         At December 31, 2000
                                                                                                         ----------------------

            Long-term debt (including current portion)..............................................     $       9,649,121
            Equity (including series A senior convertible preferred stock)..........................             1,767,659
                                                                                                         ----------------------
            Debt to total capitalization............................................................                  84.5%
                                                                                                         ======================



                                      ALLIED WASTE INDUSTRIES, INC.
                                          Summary Data Sheet
                              (amounts in thousands, except percentages)
                                             (unaudited)
                                                                                              For the Year Ended
                                                                                               December 31, 2000
                                                                                ------------------------------------------------
                                                                                      Reported                As Adjusted
                                                                                ---------------------    ----------------------
Free Cash Flow:
            EBITDA.........................................................     $       1,882,573        $       2,009,900
            Other non-cash items:
               Closure and post-closure provision..........................                61,727                   61,727
               Doubtful accounts...........................................                19,463                   19,463
               Gain on sale of assets......................................               (10,513)                 (10,513)
               Non-cash acquisition related and unusual costs..............                26,486                       --

Less:       Cash interest..................................................              (899,122)                (899,122)
            Cash taxes.....................................................               (27,876)                 (62,484)
            Closure, post-closure and environmental expenditures...........               (98,458)                 (98,458)
            Capital expenditures, excluding acquisitions...................              (389,918)                (389,918)
            Acquisition related and non-recurring expenditures.............              (167,542)                      --
            Accruals for acquisition price and severance costs.............               (27,820)                      --
            Changes in working capital.....................................               (38,621)                 (38,621)
            Remove change in accrued interest from working capital.........                (7,703)                  (7,703)
            Remove change in accrued taxes from working capital............               (16,962)                 (16,962)
Add:        Net repayment from unconsolidated subsidiaries.................                27,970                       --
                                                                                ---------------------    ----------------------
               Free cash flow before market development....................     $         333,684        $         567,309
                                                                                =====================    ======================

                                                                                                           From December 31,
                                                                                                             1999 through
                                                                                                             December 31,
                                                                                                                 2000
                                                                                                         ----------------------
Rollforward of Debt Balance:
            Debt balance at December 31, 1999.......................................................     $      10,243,219
            Free cash flow before market development................................................              (333,684)
            Market development, divestitures and swaps, net.........................................              (237,767)
            Increase in cash........................................................................                   689
            Accretion and other adjustments.........................................................               (23,336)
                                                                                                         ----------------------
            Debt balance at December 31, 2000.......................................................     $       9,649,121
                                                                                                         ======================


EVENTS SUBSEQUENT TO DECEMBER 31, 2000:

As part of our ongoing review of the operations and the self-funding market development program for 2001, we sold certain non-integrated operations in the Northeast region for approximately $53 million during the month of February 2001. The proceeds were used to repay debt, but will likely be redeployed later this year as a part of our self-funding market development program to purchase assets in other markets that improve our market density and internalization. In connection with this sale, we recorded an after tax non-cash loss of $65 million which will be reflected in the results of operations for the first quarter of 2001.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                     ALLIED WASTE INDUSTRIES, INC.


  By:                      /s/THOMAS W. RYAN
         ------------------------------------------------------
                            Thomas W. Ryan
          Executive Vice President & Chief Financial Officer



Date:  February 27, 2001